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                          BARR ROSENBERG SERIES TRUST

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                            AXA ROSENBERG JAPAN FUND
                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                        AXA ROSENBERG ENHANCED 500 FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 JULY 31, 2000

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated July 31, 2000 of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund of the Barr Rosenberg Series Trust (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

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                               TABLE OF CONTENTS

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INVESTMENT OBJECTIVES AND POLICIES........................................    3

MISCELLANEOUS INVESTMENT PRACTICES........................................    9

INVESTMENT RESTRICTIONS...................................................   10

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS............................   12

MANAGEMENT OF THE TRUST...................................................   15

INVESTMENT ADVISORY AND OTHER SERVICES....................................   18

PORTFOLIO TRANSACTIONS....................................................   25

TOTAL RETURN CALCULATIONS.................................................   27

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..........................   29

DETERMINATION OF NET ASSET VALUE..........................................   38

PURCHASE AND REDEMPTION OF SHARES.........................................   38

FINANCIAL STATEMENTS......................................................   39
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                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund (each, a "Fund" and collectively, the "Funds") of the Barr Rosenberg Series Trust (the "Trust") are summarized in the Prospectus under the heading "Risk/Return Summary" and described in more detail in the Prospectus under the headings "Principal Investment Strategies" and "Principal Risks."

    The following is an additional description of certain investments of the Funds.

    INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an Index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index.

    Index Futures contracts can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    Upon entering into a futures contract, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

    The price of Index Futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying Index.


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    FOREIGN CURRENCY TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL
CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). The Funds do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to use currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A Fund's dealing in forward contracts will be limited to this type of transaction. A Fund will not engage in currency futures transactions for leveraging purposes. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

    CURRENCY FORWARD CONTRACTS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    CURRENCY FUTURES TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

    Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a

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futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

    The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

    The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

    A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

    In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated

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account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference.

    A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

    LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND,
AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

    RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the edged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

    The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates

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purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

    Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

    The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

    The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

    A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

    WARRANTS (AXA ROSENBERG JAPAN FUND). The AXA Rosenberg Japan Fund may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants or rights other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants represent options to purchase equity securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them.

    SHORT SALES (THE MARKET NEUTRAL FUNDS). The AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Select Sectors Market Neutral Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund (collectively, the "Market Neutral Funds") will seek, and the AXA Rosenberg Double Alpha Market Fund may occasionally seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender

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any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

    S&P 500 INDEX FUTURES AND RELATED OPTIONS (AXA ROSENBERG DOUBLE ALPHA MARKET FUND AND AXA ROSENBERG ENHANCED 500 FUND). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units of the S&P 500 Index is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The AXA Rosenberg Double Alpha Market Fund and the AXA Rosenberg Enhanced 500 Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    In contrast to a purchase of common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The types of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin paymnet to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

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    The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

    A position in Index Futures may be closed out only if there is a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

    Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract purchase is effected by entering into a futures contract sale for the same aggregate amount of the specified financial instrument with the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the AXA Rosenberg Double Alpha Market Fund and the AXA Rosenberg Enhanced 500 Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

STANDARD & POOR'S DEPOSITARY RECEIPTS (AXA ROSENBERG DOUBLE ALPHA MARKET FUND AND AXA ROSENBERG ENHANCED 500 FUND). Subject to the limitations set forth in the Funds' investment restrictions, each of the AXA Rosenberg Double Alpha Market Fund and AXA Rosenberg Enhanced 500 Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). The SPDR Trust is a unit investment trust that holds shares of all the companies in the S&P 500 and closely tracks the price performance and dividend yield of the Index. An investment in SPDRs allows the relevant Fund, in effect, to invest in the entire portfolio of the 500 highly capitalized stocks of the S&P 500 in a single transaction. Investments in SPDRs are subject to risks similar to those associated with investments in other diversified stock portfolios. One primary consideration is that the general level of stock prices may decline, causing the value of SPDRs, because they represent interests in a broadly based stock portfolio, also to decline. Although the SPDR is designed to provide investment results that generally correspond to the price and yield performance of the S&P 500 Index, there is no guarantee that the SPDR Trust will be able to exactly replicate the performance of the Index because of expenses and other factors.

                       MISCELLANEOUS INVESTMENT PRACTICES

    PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the

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AXA Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March
31, 2000 and 1999 was 141.78% and 123.66%, respectively. The portfolio turnover rate for the AXA Rosenberg Japan Fund for the fiscal years ended March 31, 2000 and 1999 was 100.31% and 152.20%, respectively. The portfolio turnover rate for the AXA Rosenberg International Small Capitalization Fund for the for the fiscal years ended March 31, 2000 and 1999 was 148.72% and 111.05%, respectively. The portfolio turnover rate for the AXA Rosenberg
Value Market Neutral Fund for the fiscal years ended March 31, 2000 and 1999 was 139.22% and 205.32%, respectively. The portfolio turnover rates for the AXA Rosenberg Double Alpha Market Fund for the fiscal year ended March 31, 2000 and for the period from inception through March 31, 1999 were 144.75% and 154.45%, respectively. The portfolio turnover rate for the AXA Rosenberg Select Sectors Market Neutral Fund for the fiscal year ended March 31, 2000 and for the period from inception through March 31, 1999 were 368.26% and 145.22%, respectively. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

    NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

    Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

    (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

    (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

    (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

    (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

    (7) Concentrate more than 25% of the value of its total assets in any one industry.

    (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

    (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

   (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

   (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

    Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

    It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

    (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase), except that the AXA Rosenberg Japan Fund may invest in warrants or rights to the extent set forth in the subsection entitled "Warrants" in the Investment Objectives and Policies Section of this SAI.

    (b) Write, purchase or sell options on particular securities (as opposed to market indices).

    (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

    (d) Make investments for the purpose of exercising control of a company's management.

    (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

    (f) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

    Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    The AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may be taken as either a deduction or a credit by U.S. citizens and corporations. Investment by either Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

    As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31, and (iii) 100% of any undistributed income from prior years.

    In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income. Distributions of long-term gains (generally taxed at a 20% rate) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

    Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

    The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will become effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

    To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    "Constructive sale" provisions apply to activities by the Funds which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

    The Trust's trustees oversee the general conduct of the Funds' business. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
Barr M. Rosenberg (57)....  Vice President            Director of Research, AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; Chairman, AXA Rosenberg Group
                                                      LLC, January 1999 to present; Director, Barr Rosenberg
                                                      Research Center LLC, January 1999 to present; Managing
                                                      General Partner and Chief Investment Officer, Rosenberg
                                                      Institutional Equity Management, January 1985 to
                                                      December 1998.

Kenneth Reid* (50)........  Trustee                   Chief Executive Officer, AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; General Partner and Director of Research, Rosenberg Institutional Equity Management,
                                                      June 1986 to December 1998.

Marlis S. Fritz (50)......  Vice President            Vice Chairman and Global Marketing Director, AXA Rosenberg
                                                      Group LLC, January 1999 to present; Managing Director, AXA
                                                      Rosenberg Global Services LLC, January 1999 to present;
                                                      General Partner and Director of Marketing, Rosenberg
                                                      Institutional Equity Management, April 1985 to
                                                      December 1998.

Nils H. Hakansson (62)....  Trustee                   Sylvan C. Coleman Professor of Finance and Accounting, Haas
                                                      School of Business, University of California, Berkeley, June
                                                      1969 to present; Director, Supershare Services Corporation
                                                      (investment management), Los Angeles, California,
                                                      November 1989 to 1995.

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
William F. Sharpe (66)....  Trustee                   STANCO 25 Professor of Finance Emeritus, Stanford
                                                      University, September 1999 to present; STANCO 25 Professor of Finance, Stanford University, September 1995 to
                                                      September 1999; Professor of Finance, Stanford University,
                                                      September 1992 to September 1995; Timken Professor Emeritus
                                                      of Finance, Stanford University, September 1989 to
                                                      September 1992; Timken Professor of Finance, Stanford
                                                      University, September 1970 to 1989; Chairman, Financial
                                                      Engines Incorporated, Los Altos, California (online
                                                      investment advice), March 1996 to present.

Dwight M. Jaffee (56).....  Trustee                   Professor of Finance and Real Estate, Haas School of
                                                      Business, University of California, Berkeley, California,
                                                      July 1991 to present.

Po-Len Hew (33)...........  Treasurer                 Director of Finance, AXA Rosenberg Global Services LLC,
                                                      January 1999 to present; Chief Financial Officer, Barr
                                                      Rosenberg Investment Management Inc., April 1994 to
                                                      December 1998; Accounting Manager, Rosenberg Institutional
                                                      Equity Management, October 1989 to December 1998.

Sara Ronan (40)...........  Clerk                     Global Services Coordinator and Paralegal, AXA Rosenberg
                                                      Global Services LLC, January 1999 to present; Paralegal,
                                                      Barr Rosenberg Investment Management, September 1997 to
                                                      December 1998; Director of Marketing, MIG Realty Advisors,
                                                      January 1996 to September 1997; Vice President, Liquidity
                                                      Financial Advisors, May, 1985 to January 1996.

Edward H. Lyman (55)......  Vice President            Chief Operating Officer, AXA Rosenberg Group LLC,
                                                      January 1999 to present; Chief Executive Officer, AXA
                                                      Rosenberg Global Services LLC, January 1999 to present;
                                                      Executive Vice President, Barr Rosenberg Investment
                                                      Management, Inc. and General Counsel to the Rosenberg Group
                                                      of companies, 1990 to present.

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
Richard L. Saalfeld (56)..  President                 President and Chief Executive Officer, AXA Rosenberg Mutual
                                                      Funds, a division of AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; President and Chief Executive
                                                      Officer of mutual fund unit of Rosenberg Institutional
                                                      Equity Management, June 1996 to December 1998; Consultant
                                                      to Rosenberg Institutional Equity Management,
                                                      September 1995 to May 1996; Chairman and Chief Executive
                                                      Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April 1993 to
                                                      August 1995; Consultant, December 1992 to March 1993.

------------------------

* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser.

    The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or Adviser in the fiscal year ended March 31, 2000:

                                                                                              TOTAL
                                                           PENSION OR                      COMPENSATION
                                                           RETIREMENT                          FROM
                                                            BENEFITS       ESTIMATED        REGISTRANT
                                           AGGREGATE       ACCRUED AS       ANNUAL           AND FUND
                                         COMPENSATION     PART OF FUND   BENEFITS UPON   COMPLEX* PAID TO
NAME OF PERSON, POSITION                FROM REGISTRANT     EXPENSES      RETIREMENT        DIRECTORS
------------------------                ---------------   ------------   -------------   ----------------
Nils H. Hakansson Trustee.............      $70,290**          $0             $0             $81,180**
William F. Sharpe Trustee.............      $70,290**          $0             $0             $81,180**
Dwight M. Jaffee Trustee..............      $70,290**          $0             $0             $81,180**
Kenneth Reid Trustee..................      $     0            $0             $0             $     0

------------------------

* Prior to the introduction of the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, the Fund Complex consisted of seven funds: the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market

    Neutral Fund and the Barr Rosenberg VIT Market Neutral Fund. The AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund were not operational for the fiscal year ended March 31, 2000.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

    Messrs. Rosenberg, Reid, Lyman and Saalfeld and Ms. Fritz, Ronan and Hew, each being an officer or employee of the Adviser or its affiliates, will each benefit from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    INVESTMENT ADVISORY CONTRACTS. As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser. As indicated under "Portfolio Transactions -Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Trust or its other clients.

    Each of the Funds has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has informed the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice (but in any event at least through 3/31/01) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Adviser's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

    Each Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    Each Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by

(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Adviser. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Adviser to the Trust.

    The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled by AXA-IM Rose Inc. AXA-IM Rose Inc. is wholly owned by AXA-IM Holdings U.S. Inc. AXA-IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA-UAP, a French holding company. AXA Assurances IARD, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA-UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA-UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, Controls both AXA-UAP and Finaxa. Each of these entities may be deemed a controlling person of the Adviser.

    As discussed in this Statement of Additional Information under the heading "Management of the Trust," Kenneth Reid is a Trustee of the Trust and the Chief Executive Officer of the Adviser; Barr M. Rosenberg is a Vice President of the Trust and the Director of Research of the Adviser. Dr. Rosenberg, Dr. Reid and Marlis S. Fritz, the former general partners of Rosenberg Institutional Equity Management, may be deemed to be controlling persons of the Adviser as a result of their interest in AXA Rosenberg Group LLC, the parent of the Adviser.

    During the last three fiscal years, the AXA Rosenberg U.S. Small Capitalization Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................    $2,571,254       $206,166
4/1/98 -- 3/31/99.........................    $5,065,260       $      0
4/1/99 -- 3/31/00.........................    $4,256,903       $ 99,734

    During the last three fiscal years, the AXA Rosenberg Japan Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................      $10,618         $10,618
4/1/98 -- 3/31/99.........................      $ 9,032         $ 9,032
4/1/99 -- 3/31/00.........................      $14,156         $14,156

    During the last three fiscal years, the AXA Rosenberg International Small Capitalization Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................     $245,559        $221,059
4/1/98 -- 3/31/99.........................     $424,779        $173,417
4/1/99 -- 3/31/00.........................     $412,576        $165,265

    Since its inception (12/16/97), the AXA Rosenberg Value Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
12/16/97 -- 3/31/98.......................    $  700,708       $121,673
4/1/98 -- 3/31/99.........................    $5,247,271       $439,246
4/1/99 -- 3/31/00.........................    $2,268,838       $359,765

    Since its inception (4/22/98), the AXA Rosenberg Double Alpha Market Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/22/98 -- 3/31/99........................      $6,732          $6,732
4/1/99  -- 3/31/00........................      $7,682          $7,682

    Since its inception (10/19/98), the AXA Rosenberg Select Sectors Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
10/19/98 -- 3/31/99.......................     $ 93,840        $ 93,840
4/1/99   -- 3/31/00.......................     $251,180        $108,374

    ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:

                                                              ENTITLED TO
FUND                                         TIME PERIOD        RECEIVE      WAIVED
----                                     -------------------  -----------   --------
AXA Rosenberg U.S. Small                 4/1/99 to 3/31/00     $709,490     $265,333
Capitalization Fund                      4/1/98 to 3/31/99     $844,211     $343,817
                                         4/1/97 to 3/31/98     $428,543     $142,850

AXA Rosenberg International              4/1/99 to 3/31/00     $ 61,877     $ 23,128
Small Capitalization Fund                4/1/98 to 3/31/99     $ 63,717     $ 25,953
                                         4/1/97 to 3/31/98     $ 36,834     $ 23,451

AXA Rosenberg Japan Fund                 4/1/99 to 3/31/00     $  2,123     $  2,123
                                         4/1/98 to 3/31/99     $  1,355     $  1,355
                                         4/1/97 to 3/31/98     $  1,593     $  1,593

AXA Rosenberg Value                      4/1/99 to 3/31/00     $179,120     $ 66,947
Market Neutral Fund                      4/1/98 to 3/31/99     $414,258     $168,759
                                         12/16/97 (inception   $ 55,610     $ 19,476
                                         date) to 3/31/98

AXA Rosenberg Double                     4/1/99 to 3/31/00     $ 11,523     $ 11,523
Alpha Market Fund                        4/22/98 (inception    $ 10,097     $ 10,097
                                         date) to 3/31/99

AXA Rosenberg Select Sectors             4/1/99 to 3/31/00     $ 37,677     $ 28,083
Market Neutral Fund                      10/19/98 (inception   $ 14,076     $  6,955
                                         date) to 3/31/99

    The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund and AXA Rosenberg Japan Fund, and $50,000 for each of the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees:

FUND                                   TIME PERIOD       AMOUNT PAID   AMOUNT WAIVED
----                                -------------------  -----------   -------------
AXA Rosenberg U.S. Small            4/1/99 to 3/31/00    $ 59,822       $      0
Capitalization Fund                 4/1/98 to 3/31/99    $ 60,767       $      0
                                    4/1/97 to 3/31/98    $ 76,899       $  7,500

AXA Rosenberg International         4/1/99 to 3/31/00    $ 76,550       $      0
Small Capitalization Fund           4/1/98 to 3/31/99    $ 90,266       $      0
                                    4/1/97 to 3/31/98    $103,482       $  7,500

AXA Rosenberg Japan Fund            4/1/99 to 3/31/00    $ 37,206       $      0
                                    4/1/98 to 3/31/99    $ 38,842       $      0
                                    4/1/97 to 3/31/98    $ 35,288       $  7,500

FUND                                    TIME PERIOD      AMOUNT PAID   AMOUNT WAIVED
----                                -------------------  -----------   -------------
AXA Rosenberg Value                 4/1/99 - 3/31/00      $ 88,693      $ 0
Market Neutral Fund                 4/1/98 - 3/31/99      $107,649      $ 0
                                    12/16/97 (inception   $ 16,401      $ 0
                                    date) to 3/31/98


AXA Rosenberg Double                4/1/99 - 3/31/00      $ 51,202      $ 0
Alpha Market Fund                   4/22/98 (inception    $ 42,666      $ 0
                                    date) to 3/31/99


AXA Rosenberg Select Sectors        4/1/99 - 3/31/00      $ 59,849      $ 0
Market Neutral Fund                 10/19/98 (inception   $ 24,816      $ 0
                                    date) to 3/31/99

    DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLAN. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Institutional Shares and Investor Shares of each Fund and Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

    Pursuant to a Distribution and Shareholder Service Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, the Distributor receives certain distribution and shareholder service fees from the Trust. The Distributor may pay all or a portion of the distribution and service fees it receives from the Trust to participating and introducing brokers. The Funds pay no fees in connection with the distribution of Institutional Shares and Adviser Shares.

    For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows:

                                                                                                PAID OUT BY
                                                                         AMOUNT                 DISTRIBUTOR
                                                        DISTRIBUTION    RETAINED                    AS
                                   TIME                   EXPENSES         BY         AMOUNT     DESCRIBED
FUND                              PERIOD                  INCURRED     DISTRIBUTOR    WAIVED       ABOVE
----                             --------               ------------   -----------   --------   -----------
AXA Rosenberg U.S. Small         4/1/99 to 3/31/00      $  34,400      $     -       $ 19,543    $  14,857
Capitalization Fund              4/1/98 to 3/31/99      $ 131,917      $ 24,206      $ 74,944    $  32,767
                                 4/1/97 to 3/31/98      $  64,573      $ 19,895      $ 36,584    $   8,094

AXA Rosenberg International      4/1/99 to 3/31/00      $   4,504      $    887      $      -    $   3,617
Small Capitalization Fund        4/1/98 to 3/31/99      $  10,810      $  1,021      $  5,405    $   4,384
                                 4/1/97 to 3/31/98      $   2,457      $    575      $  1,360    $     522


                                      22


AXA Rosenberg                    4/1/99 to 3/31/00      $     266      $    248      $      -    $      18
Japan Fund                       4/1/98 to 3/31/99      $     221      $     54      $    110    $      57
                                 4/1/97 to 3/31/98      $     154      $     62      $     98    $       -

AXA Rosenberg Value              4/1/99 to 3/31/00      $  38,217      $ 13,392      $      -    $  24,825
Market Neutral Fund              4/1/98 to 3/31/99      $ 120,307      $ 21,517      $      -    $  98,790
                                 12/16/97 (inception    $  12,626      $  4,440      $      -    $   8,186
                                 date) to 3/31/98

AXA Rosenberg Double             4/1/99 to 3/31/00      $     290      $    278      $      -    $      12
Alpha Market Fund                4/22/98 (inception     $     448      $    394      $      -    $      54
                                 date) to 3/31/99

AXA Rosenberg Select Sectors     4/1/99 to 3/31/00      $   2,469      $  1,456      $      -    $   1,013
Market Neutral Fund              10/19/98 (inception    $     379      $    291      $      -    $      88
                                 date) to 3/31/99

    The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2000:

                                                                                                           AXA
                                                     AXA                                       AXA      ROSENBERG
                                    AXA           ROSENBERG                                 ROSENBERG    SELECT
                                 ROSENBERG      INTERNATIONAL       AXA          AXA         DOUBLE      SECTORS
                                 U.S. SMALL         SMALL        ROSENBERG    ROSENBERG       ALPHA      MARKET
                               CAPITALIZATION   CAPITALIZATION     JAPAN     VALUE MARKET    MARKET      NEUTRAL
ACTVIITY                            FUND             FUND          FUND      NEUTRAL FUND     FUND        FUND
--------                       --------------   --------------   ---------   ------------   ---------   ---------
Advertising..................      $     0         $     0         $  0        $      0       $  0       $    0
Printing and Mailing of
  Prospectuses to Other Than
    Current Shareholders.....      $     0         $     0         $  0        $      0       $  0       $    0
Compensation to
Underwriters.................      $14,857         $ 4,504         $266        $ 38,217       $290       $2,469
Compensation to Broker-
  Dealers....................      $     0         $     0         $  0        $      0       $  0       $    0
Compensation to Sales
  Personnel..................      $     0         $     0         $  0        $      0       $  0       $    0
Interest, Carrying or Other
  Financing Charges..........      $     0         $     0         $  0        $      0       $  0       $    0
Other........................      $     0         $     0         $  0        $      0       $  0       $    0

    The Plan may be terminated with respect to Investor Shares by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of the Investor Class. Any change in the Plan that would materially increase the cost to Investor Shares requires approval by holders of that class of Shares. The

Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at anytime by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

    The Plan and the Distributor's Contract will continue in effect with respect to Investor Shares for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding Investor Shares, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Plan or the Distributor's Contract is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed).

    The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effects on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

    The Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the relevant Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund, are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

    INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

    INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

    Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

    BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

    For the period indicated, the Funds paid brokerage commissions as follows:

                                                     4/1/97 -- 3/31/98   4/1/98 -- 3/31/99   4/1/99 -- 3/31/00
                                                    ------------------   ------------------   ------------------
AXA Rosenberg U.S. Small Capitalization Fund......      $1,096,445           $2,056,871       $1,707,050
AXA Rosenberg Japan Fund..........................      $    3,750           $    3,072       $    1,657
AXA Rosenberg International Small Capitalization
  Fund............................................      $  100,120           $  124,891       $  137,982
AXA Rosenberg Value Market Neutral Fund...........      $  627,891           $2,848,977       $1,291,469
AXA Rosenberg Double Alpha Market Fund............              --           $    1,856       $    1,728
AXA Rosenberg Select Sectors Market Neutral
  Fund............................................              --           $  119,872       $  201,910

    The Funds may pay brokerage commissions to Donaldson Lufkin and Jenrette and Nomura International, each of which may be deemed to be an "affiliate of an affiliate" of the Trust. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to such affiliates and will review these procedures periodically. During the fiscal year ended March 31, 2000, the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select
Sectors Market Neutral Fund paid $52,823, $31,185, and $4,225, respectively to Donaldson Lufkin and Jenrette in brokerage commissions. The AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg Japan Fund paid $73 and $20 respectively to Nomura International in brokerage commissions.

                           TOTAL RETURN CALCULATIONS

    Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                        P(1 + T)TO THE POWER OF N = ERV

Where:

     T   =   Average annual total return
   ERV   =   Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period
     P   =   A hypothetical initial investment of $1,000
     n   =   Number of years

    Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

  T   =   ERV-1,000
          ---------
          1,000

Where:

     T   =   Cumulative rate of return
   ERV   =   Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

    The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

    Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

    Average annual total returns are calculated separately for Investor Shares and Institutional Shares and Adviser Shares for the AXA Rosenberg U.S. Small Capitalization Fund. Investor Shares, Adviser Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

    The average annual total returns for the Funds for the period ended March 31, 2000 were as follows:

                                                                                                     SINCE INCEPTION
                                                                                             10        (INCEPTION
FUND                                       CLASS OF SHARES     1 YEAR       5 YEARS        YEARS          DATE)
----                                       ----------------   --------      --------      --------   ---------------
AXA Rosenberg............................  Institutional        31.36%        19.66%        16.17%
U.S. Small                                 Investor             31.06%                      14.69%      (10/22/96)
Capitalization Fund                        Adviser              31.00%                      12.40%       (1/21/97)

AXA Rosenberg............................  Institutional        32.04%                       6.54%       (9/23/96)
International Small                        Investor             31.47%                       6.28%      (10/29/96)
Capitalization Fund

AXA Rosenberg............................  Institutional        45.24%        -2.07%         0.82%
Japan Fund                                 Investor             45.04%                      -0.44%      (10/22/96)

AXA Rosenberg............................  Institutional       -14.13%                      -9.60%      (12/16/97)
Value Market Neutral Fund                  Investor            -14.41%                      -9.94%      (12/18/97)

AXA Rosenberg............................  Institutional        -2.63%                      -1.09%       (4/22/98)
Double Alpha Market Fund                   Investor             -2.78%                      -1.35%       (4/22/98)

AXA Rosenberg............................  Institutional         9.82%                      10.43%      (10/19/98)
Select Sectors Market Neutral Fund         Investor              9.39%                      10.29%      (11/11/98)

    PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

    Interests in the Trust's portfolios are currently represented by shares of nine series, the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg Multi-Strategy Market Neutral Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg Japan Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

    The AXA Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

    Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

    VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

    SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg U.S. Small Capitalization Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------

THE EVANGELICAL LUTHERANS                                     3,065,430.470      6.6590%
JEANIE SETO

135 SANTILLI HWY
EVERETT, MA 02149


CHARLES SCHWAB & CO INC                                       12,992,568.967     28.2238%
THE EXCLUSIVE USE OF OUR CUSTOMERS

101 MONTGOMERY ST
SAN FRANCISCO, CA 94104


CITIZENS BANK                                                  6,115,464.521     13.2846%

101 N WASHINGTON AVE
SAGINAW, MI 48607

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       256,598.692        23.4467%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104



NATIONAL INVESTOR SERVICES CORP                                73,511.504         6.7171%


55 WATER ST 32ND FLOOR
NEW YORK, NY 10041

NATIONAL FINANCIAL SERVICES CORPORATION                         95,651.173         8.7401%

ADVISER SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
FTC AND CO                                                     52,784.785          6.0861%


PO BOX 173736
DENVER, CO 80217



PRUDENTIAL SECURITIES                                         172,880.608         19.9331%
FOR EXCLSV BNFT OF OUR CUSTOMERS


1 NEW YORK PLZ
NEW YORK, NY 10292



SMITH BARNEY INC                                              208,825.510         24.0775%


333 W 34TH ST 7TH FLOOR
NEW YORK, NY  10001



RODERICK M WILLIAMS                                            92,423.044         10.6564%
GM NAMEPLATE INC 401K PRFT SHRG PLN


2040 15TH AVE WEST
SEATTLE, WA 98119



CIBC WORLD MARKETS CORP                                        79,113.924          9.1218%
FBO 033-51493-16


CHURCH STREET STATION
NY, NY  10008

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Japan Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
KOKO M BAKER                                                   14,381.094         7.5354%


C/O RIEM 4 ORINDA WAY
ORINDA, CA 94563

AXA ROSENBERG GROUP                                           160,153.845        83.9171%


4 ORINDA WAY BLDG E
ORINDA, CA 94563

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
SANDRA B COOK                                                 1,248.388          12.5846%
SANDRA B COOK FAMILY TRUST


425 N MARTINGALE RD 19 FLOOR
SCHAUMBURG, IL 60173



NATIONAL INVESTOR SERVICES CORP                               1,474.815          14.8672%


55 WATER ST. 32ND FLOOR
NEW YORK, NY 10041



OMPRAKASH N SUREKA                                            3,309.685          33.3639%
ANURADHA O SUREKA


5431 W STONEBRIDGE CT
PEORIA, IL 61615



ARTHUR Y LISS                                                 1,985.567          20.0159%


1400 N WOODWARD AVE 100
BLOOMFIELD, MI 48304

CHARLES B MURDOCK                                               961.478           9.6924%
AMANDA S MURDOCK


818 THACKSTON DR
SPARTANBURG, SC 29307

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding shares of the AXA Rosenberg International Small Capitalization Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       3,794,407.802      97.3253%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                          83,400.436              60.3349%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104

NATIONAL INVESTOR SERVICES CORP                                  13,494.938               9.7627%


55 WATER ST 32ND FLOOR
NEW YORK, NY 10041


NATIONAL FINANCIAL SERVICES CORPORATION                          14,729.385               10.6558%

ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Value Market Neutral Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       870,789.697             9.7086%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104



CUSTODIAL TRUST CO AS PLDG OF BARR                            938,347.015            10.4618%
ROSENBERG DOUBLE ALPHA MARKET FUND


101 CARNEGIE CTR
PRINCETON, NJ 08540


ROSENBERG ALPHA LP                                            833,256.324             9.2901%


4 ORINDA WAY BLDG E
ORINDA, CA 94563



LEHMAN BROTHERS SPECIAL FINL INC                            3,148,863.016            35.1073%


3 WORLD FINANCIAL CENTER 6TH FL
NEW YORK, NY 10285



BARR & JUNE ROSENBERG FOUNDATION                            2,049,386.636            22.8490%

17 LA PUNTA
ORINDA, CA 94563

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       273,771.457             52.0304%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104


NATIONAL INVESTOR SERVICES CORP                                57,164.370              10.8641%


55 WATER ST 32ND FLOOR
NEW YORK, NY 10041

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Double Alpha Market Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       380,743.530              41.1765%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104



US BANK NATIONAL ASSOC                                        526,073.515             58.8935%
THE SAINT PAUL CHAMBER


PO BOX 64010
ST PAUL, MN 55164

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
JEFFRY DIXON                                                    500.783           9.8703%


1567 MATTERHORN DR NE
CEDAR RAPIDS, IA 52402



WEI HAN W CHU                                                   795.159          15.6724%


611 E KINGSLEY ST
PHILADELPHIA, PA  19128



ROBERT W COLLIER                                                258.403           5.0931%


119 N 12TH ST
OAKDALE, LA  71463



JENNIFER P STELTER                                              346.432           6.8281%


125 W FIRST ST
PELLA, IA  50219



SUSAN L DUVAL                                                   690.816          13.6158%


11460 ZION RD
BLOOMINGTON, MN  55437



SUSAN M DOHERTY                                                 260.681           5.1380%


550 JUNIPERO SERRA BLVD
STANFORD, CA  94305



JOHN W FREITAS                                                  339.235           6.6863%


284 REVERE ST
REVERE, MA  02151



RUTH M THEOBALD                                                 279.955           5.5179%
J KARL THEOBALD

1030 GRANITE DR
GRANITE SHOALS, TX  78654

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Select Sectors Market Neutral Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                       177,169.113             9.3535%
THE EXCLUSIVE USE OF OUR CUSTOMERS


101 MONTGOMERY ST
SAN FRANCISCO, CA 94104




AXA ROSENBERG GROUP                                           104,491.508             5.5166%


4 ORINDA WAY BLDG E
ORINDA, CA 94563



ROSENBERG ALPHA LP                                            379,535.205             20.0373%


4 ORINDA WAY BLDG E
ORINDA, CA 94563



BARR & JUNE ROSENBERG FOUNDATION                              907,673.156             47.9201%


17 LA PUNTA
ORINDA, CA 94563

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
CHARLES SCHWAB & CO INC                                        881.294            15.7851%
THE EXCLUSIVE USE OF OUR CUSTOMERS

101 MONTGOMERY ST
SAN FRANCISCO, CA  94104



WEBSTER MRAK & BLUMBERG                                        913.650            16.3646%


1325 4TH AVE STE 600
SEATTLE, WA  98101



INVESTEC ERNST COMPANY                                      3,370.666            60.3728%
121-08215-16


ONE BATTERY PARK PLAZA
NY, NY  10004

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Enhanced 500 Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                        NUMBER OF SHARES            OWNERSHIP PERCENTAGE
----------------                        ----------------            --------------------
Equitable Life Assurance                500,000.00                 99.9995%
Society of the United States
1290 Avenue of the
Americas
New York, NY 10104

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg International Equity Fund as of July 5, 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                        NUMBER OF SHARES            OWNERSHIP PERCENTAGE
----------------                        ----------------            --------------------

Equitable Life Assurance                1,000,000.00                 99.9998%
Society of the United States
1290 Avenue of the
Americas
New York, NY 10104

    Except as follows, the officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 5, 2000. AXA Rosenberg Japan Fund, Institutional Shares: as of July 5, 2000, Richard L. Saalfeld held 1862.197 shares and William F. Sharpe held 1584.277 shares, for a total between them of 1.81% of the outstanding shares of that class; AXA Rosenberg International Small Capitalization Fund, Institutional
Shares: as of July 5, 2000, William F. Sharpe held 1046.922 shares,

Dwight M. Jaffee held 575.425 shares and Barr Rosenberg held 38,570.113 shares, for a total between them of 1.03% of the outstanding shares of that class.

    Except as noted above, the officers and Trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Funds. The officers and Trustees of the Trust, as a group, own more than 1% of the securities of certain classes of outstanding shares of the Trust's other funds.

                        DETERMINATION OF NET ASSET VALUE

    As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                       PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or
(ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

    The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts such order. Such orders will be priced at the respective Funds' net asset value per share next determined after such orders are accepted by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

    The Report of Independent Accountants, financial highlights and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2000 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

    The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.